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                                                                   EXHIBIT 10.40


                        Paradyne Corporation               ***Text Omitted and
                                and                          Filed Separately
                AG Communication Systems Corporation      Confidential Treatment
                                                             Requested Under
            Joint Development and Distribution Agreement    17 C.F.R. Sections
                                                              200.80(b)(4),
                                                                200.83 and
                                                                 230.406

     This Joint Development and Distribution Agreement ("Agreement") as of June 10, 1998 ("Effective Date") by and between Paradyne Corporation ("Paradyne"), a Delaware corporation, having its principal place of business at 8545 126th Avenue North, Largo, FL 33773 and AG Communication Systems Corporation ("AGCS"), a Delaware corporation having its principal place of business at 2500 West Utopia Road, Phoenix, AZ 85027.

     WHEREAS, the parties each manufacture and sell certain telecommunications hardware and software;

     WHEREAS, the parties desire to enter into a non-exclusive arrangement to develop and market a telephony product solution for the Network Service Provider market (the Derived Telephony Product, as further defined below);

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants set forth below, Paradyne and AGCS mutually agree as follows:

1.  Definitions

     a.  "DLC" shall mean Digital Loop Carrier technology.

     b. "DSLAM" shall mean Digital Subscriber Loop Access Multiplexer technology.

     c. "MVP Endpoints" shall mean the hardware and software intended for use at the customer premises developed by Paradyne pursuant to this Agreement and which shall be part of the Derived Telephony Product.

     d. "Network Service Providers" shall mean a business with a telecommunication infrastructure that sells voice and data telecommunication services to the business and/or consumer market.

     e. "Paradyne MVP Technology" shall mean Paradyne's proprietary Multiple Virtual Phone (MVP) technology, as previously disclosed to AGCS pursuant to a Confidentiality Agreement dated January 21, 1998 and more fully described on Appendix A, that is included in both the MVP Endpoint and Switch Product developed hereunder.

     f. "Switch Product" shall mean the Central Office switch, DLC, or DSLAM (including central office and remote versions) equipment of AGCS incorporating the Paradyne MVP Technology supporting voice-only traffic or a combination of voice and data traffic (but excluding data-only traffic) on copper loops, which is developed by AGCS pursuant to this

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Agreement as further specified on Appendix A and which shall be part of the
Derived Telephony Product.

     g. "Derived Telephony Product" shall mean the derived telephony product line jointly developed by the parties hereunder comprised of both the MVP Endpoint and the Switch Product. The Derived Telephony Product shall have ports supporting derived voice-only traffic and/or ports supporting both derived voice and data traffic.

2.  Technology Licensing

     a. Subject to the terms and conditions of this Agreement, Paradyne hereby grants to and only to AGCS a non-exclusive, non-sublicensable (except as expressly provided herein), non-transferable license to use the Paradyne MVP Technology during the term of this Agreement solely (i) for the purpose of incorporating the Paradyne MVP Technology into the AGCS-developed Switch Product and to manufacture, or have manufactured, such Switch Product; and (ii) to distribute, sell and/or lease solely to Network Service Providers the Switch Product that incorporates the MVP Technology in accordance with the terms of this Agreement. AGCS may use distributors provided that each such distributor may not use other subdistributors and each distributor shall be bound by an enforceable writing to substantially the same limitations, conditions and restrictions as those set forth in this Agreement.

     b. AGCS agrees that if Paradyne identifies certain AGCS-owned technology to which Paradyne desires a license for the purpose of developing the Derived Telephony Product, AGCS shall grant Paradyne a license to use such technology for such purpose and will negotiate in good faith with Paradyne to establish a reasonable license fee.

3.  Development and Product Availability

     a. Paradyne will use reasonable best efforts to develop and manufacture the MVP Endpoints, and AGCS will use reasonable best efforts to develop and manufacture the Switch Product in accordance with the schedule set forth below and the Statement of Work attached hereto as Appendix B. If either party's performance is delayed beyond the times specified in the Statement of Work, any dates or time periods relevant to performance by the other party hereunder shall be appropriately and equitably extended to account for any delays resulting therefrom if such delays affect that other party's ability to timely perform. If either party proposes a change to the Statement of Work, the other party will reasonably and in good faith consider and discuss with the proposing party the proposed change.

         i)    Phase 1 - GTE Demonstration product was completed in March 1998.

         ii) Phase 2 - Derived Telephony Product based on the integrated line card and voice-only MVP Endpoints will be available on 7/15/98.

         iii) Phase 3 - Derived Telephony Product based on a standalone shelf unit and voice-only, FCC Class A certified MVP Endpoints will be available on 8/23/98.

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         iv)   Phase 4 - Derived Telephony Product based on a standalone shelf unit and Paradyne voice and data MVP Endpoints with FCC Class B testing completed and certification requested and will be available on 9/5/98

          v) Phase 5 - The enhancement of the Derived Telephony Product which includes a standalone shelf unit or integrated card, Paradyne multidrop voice and data MVP Endpoints, and development, testing, certification and delivery of a Burr Brown or equivalent AFE. This enhancement is targeted for 4/15/99, but is subject to change based on the results of detailed product definition and associated milestones that will be established by October 30, 1998.

     b. The parties will use reasonable best efforts to ensure the compatibility and interoperation of the MVP Endpoints and the Switch Product.

     c. If either party desires to have any third party develop or integrate new features or products intended for use with the Derived Telephony Product, such party must obtain the written consent of the other party. In addition, if such development would infringe the other party's intellectual property or proprietary rights, the parties will negotiate additional appropriate license fees for such development.

     d. During the design phase of development hereunder, the parties will cooperate to review the other party's product component selection and, where appropriate, will use reasonable best efforts to use and jointly purchase common components.

4.  MVP Technology License Fee

     In consideration for the license granted by Paradyne to AGCS hereunder, AGCS shall pay to Paradyne the license fees set forth on Appendix C. If AGCS desires to use the Paradyne MVP Technology to develop applications other than the Derived Telephony Product, Paradyne shall use reasonable best efforts to negotiate with AGCS to establish additional license fees and other parameters for such use.

5.  Ownership and Restrictions

     a. Paradyne shall retain all right, title and interest in the Paradyne MVP Technology and MVP Endpoints. AGCS shall retain all right, title and interest in the Switch Product (subject to Paradyne's ownership of the MVP Technology incorporated therein). No rights or licenses are granted by either party except as expressly set forth herein.

     b. Without the express written consent of Paradyne, AGCS shall not (nor shall it allow others to): delete or fail to reproduce any copyright or other proprietary notices appearing in or on the Paradyne MVP Technology or MVP Endpoints, (ii) modify, disassemble, decompile or otherwise reverse engineer the software comprising the Paradyne MVP Technology or MVP Endpoints or otherwise attempt to learn the source code, structure, or algorithms

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underlying such software, or (iii) distribute, sell and/or lease the MVP
Endpoints except as part of the Derived Telephony Product.

     c. Without the express written consent of AGCS, Paradyne shall not (nor shall it allow others to): (i) delete or fail to reproduce any copyright or other proprietary notices appearing in or on the Switch Product, (ii) except with regard to the Paradyne MVP Technology contained therein, modify, disassemble, decompile or otherwise reverse engineer the software comprising the Switch Product or otherwise attempt to learn the source code, structure, or algorithms underlying such software, or (iii) distribute, sell and/or lease the Switch Product except as part of the Derived Telephony Product.

6.  Distribution

     a. Subject to the terms and conditions of this Agreement, Paradyne hereby grants to and only to AGCS a non-exclusive, worldwide right to purchase MVP Endpoint units from Paradyne for distribution and sale to Network Service Providers only as part of the Derived Telephony Product in accordance with the terms of this Agreement. Subject to the terms and conditions of this Agreement, Paradyne grants to and only to AGCS a non-exclusive, worldwide, non-sublicensable (except as expressly provided herein), non-transferable license to distribute and sublicense directly to Network Service Providers such software that is part of the MVP Endpoint in accordance with the terms of this Agreement, provided that (i) all such use and distribution is in object code form only; and (ii) such distribution and sublicense shall be pursuant to a copy of AGCS' standard end user license agreement. AGCS may use distributors provided that each such distributor may not use other subdistributors and each distributor shall be bound by an enforceable writing to substantially the same limitations, conditions and restrictions as those set forth in this Agreement.

     b. Subject to the terms and conditions of this Agreement, AGCS hereby grants to Paradyne a non-exclusive, worldwide right to purchase the Switch Product units from AGCS for distribution and sale to Network Service Providers only as part of the Derived Telephony Product in accordance with the terms of this Agreement. Subject to the terms and conditions of this Agreement, AGCS grants to Paradyne a non-exclusive, worldwide, non-sublicensable (except as expressly provided herein), non-transferable license to distribute and sublicense directly to Network Service Providers in accordance with the terms of this Agreement such software that is part of the Switch Product that is not already owned by Paradyne pursuant to this Agreement, provided that (i) all such use and distribution is in object code form only; and (ii) such distribution and sublicense shall be pursuant to a copy of Paradyne's standard end user license agreement. Paradyne may use distributors provided that each such distributor may not use other subdistributors and each distributor shall be bound by an enforceable writing to substantially the same limitations, conditions and restrictions as those set forth in this Agreement.

7.  Public Announcement

     a. The parties will use reasonable best efforts to create the following joint public announcements: (i) an announcement of the development of the voice-only application of the Derived Telephony Product; and (ii) an announcement of the development of the data


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application of the Derived Telephony Product no more than ninety (90) days prior to the first commercial availability of such product (as defined in the Statement of Work attached hereto as Appendix B). Should market conditions require, either party may request the other party to accelerate the announcement set forth in this Section (a); provided, however, that neither party shall issue a press release with regard to the Derived Telephony Product or the subject matter of this Agreement without the other party's prior written approval, which shall not be unreasonably withheld.

     b. (i) Each party shall provide to the other party thirty (30) days advance notice of any material press release by that party prior to July 1, 1999 regarding distribution of derived voice or derived voice and data products, and (ii) Paradyne shall provide to AGCS thirty (30) days notice of any material press release by Paradyne prior to July 1, 1999 regarding third party partnerships using Paradyne MVP Technology; provided, however, that the notifying party is not required to disclose the name of any involved third party or the terms of any third party agreement if such name or terms are protected by a confidentiality agreement with such third party, unless the third party consents in writing to such disclosure.

8.  Confidentiality

     Each party (the "Receiving Party") agrees that the technology, and all code, inventions, algorithms, know-how and ideas it obtains from the other party (the "Disclosing Party") and all other business, technical and financial information it obtains from the Disclosing Party are the confidential property of the Disclosing Party ("Confidential Information"). Except as expressly and unambiguously allowed herein, the Receiving Party will hold in confidence and not use or disclose any Confidential Information of the Disclosing Party and shall ensure that its employees comply with such obligations. The Receiving Party's nondisclosure obligation shall not apply to information it can document: (a) was rightfully in the Receiving Party's possession without restriction as to confidentiality before receipt from the Disclosing Party; (b) is or becomes a matter of public knowledge through no breach of any confidentiality agreement by the Receiving Party; (c) is rightfully received by the Receiving Party from a third party without a duty of confidentiality; (d) is independently developed by the Receiving Party without use of the Confidential Information by employees without access to such Confidential Information; (e) is required to be disclosed by court order, provided that the Receiving Party uses diligent efforts to limit disclosure and to obtain confidential treatment or a protective order and has notified the Disclosing Party reasonably in advance of such disclosure and has allowed the Disclosing Party to participate in the proceeding.

9.  Standardization of MVP

     After [***] MVP Endpoints have been sold pursuant to this Agreement, Paradyne may, at its discretion, consider standardizing the Paradyne MVP Technology. If Paradyne proceeds with such standardization efforts. AGCS will cooperate in good faith with Paradyne to support Paradyne's efforts.
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***Confidential Treatment Requested

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10.  Product Pricing

     a. AGCS agrees to pay Paradyne the prices set forth on Appendix D for the units of MVP Endpoints ordered by AGCS and accepted by Paradyne hereunder. Paradyne agrees to pay AGCS the prices set forth on Appendix D for the units of Switch Product ordered by Paradyne and accepted by AGCS hereunder. Both parties mutually agree that the prices set forth in Appendix D shall not increase during the term of this agreement unless mutually agreed upon by the parties CEOs in order to address market or manufacturing conditions.

     b. AGCS agrees that it will purchase all MVP Endpoints from Paradyne. Paradyne agrees to not financially compensate its sales force nor accept financial compensation for itself or its employees from a third party Derived Telephony DSLAM provider of which compensation is attributed to the sales of such third party's Derived Telephony DSLAM products.

     c. All payments due by either party hereunder shall be paid in U.S. dollars in the U.S. not later than thirty (30) days following the date of the applicable invoice. The purchasing party shall be responsible for all taxes (except the selling party's U.S. income taxes), duties, withholdings or other governmental assessments due on any amounts owed by the purchasing party hereunder. All shipping, rigging and other destination charges will be invoiced by the selling party and paid by the purchasing party. At the selling party's option, interest charges may be added to any past due amounts at the rate of
(    )% per month; or if this interest rate exceeds the maximum allowed by applicable law, then at the maximum lawful rate. Risk of loss to products shipped hereunder shall pass to the purchasing party upon delivery to a common carrier. The selling party shall cooperate in every reasonable way to facilitate the purchasing party's claims, if any, to the transportation agent for lost products. Notwithstanding the passage of title and risk of loss, the selling party shall retain a security interest in the products shipped hereunder until full payment is made by the purchasing party to the selling party. The purchasing party agrees to execute and deliver all documents requested by the selling party to protect and maintain the selling party's security interest.

     d. If a customer requests a specific feature enhancement to the Derived Telephony Product, the parties shall negotiate in good faith to determine any appropriate additional fees to be charged to the customer for such enhancements (including but not limited to upfront payments and/or purchase commitments). The party that has the primary customer relationship (as mutually agreed upon by the parties) shall take the lead in such negotiations with the customer.

     e. If Paradyne and AGCS mutually determine that the general market demands enhancements or corrections to the initial Derived Telephone Product, Paradyne and AGCS will make such enhancements or corrections to the MVP Endpoint and the Switch Product, respectively, at no cost to the other party.

     f. In the event that during the term of this Agreement either party identifies a one-time key sales opportunity of extraordinarily large volumes, the parties agree in good faith to negotiate special one-time pricing for purchases by the other for such an opportunity. As specified under Section 1 Rule 2 and Section 2 Rule 2 of Appendix D products sold to the other party


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under this arrangement shall not be further discounted. However, the quantity shipped under theses opportunities will be included in determining the cumulative number of products shipped for purposes of determining the discount level under Appendix D.

11.  Forecasts/Ordering

     a. Paradyne and AGCS, respectively, will commence to provide to the other four weeks after the Effective Date of the Agreement a rolling twelve (12) month non-binding forecast of their quantity requirements for the Switch Product or the MVP Endpoints, respectively, revised on a monthly basis and submitted by the fifth business day of each month. The start month of each forecast shall the be the fifth month after the date the forecast is submitted. (e.g. the forecast submitted in January reflect product needs for May of that year through April of the next year) If no forecast is timely submitted for a particular month, the last forecast submitted by the forecasting party shall become the new forecast. Succeeding forecasts after the initial one shall not reflect increases greater then 25% of the first month, 50% of the second month and 100% of the months thereafter. Such percentages shall be calculated on the immediately preceding forecast for the same month. If orders exceed the limitations set forth in the preceding sentence, the manufacturing party will have no obligation with respect thereto, but the parties will discuss in good faith the additional amount, if any, that the manufacturing party is willing to attempt to supply consistent with its other obligations and the ordering party will adjust its order accordingly.

If the parties determine that certain component parts required in the manufacture of the MVP Endpoints and/or the Switch Product require more than sixteen (16) weeks lead time prior to shipment date, the parties will negotiate in good faith a separate agreement whereby the parties can share in the cost of pre-purchasing and storing inventory of such components in order to expedite the ordering and manufacturing process.

     b. Rescheduling - Upon written notice prior to ten (10) business days before scheduled shipment of an order, the ordering party may place any order on hold or reschedule any order once and only once for shipment not later than ninety (90) days from the originally scheduled ship date.

     c. Cancellation of Orders - Upon written notice either party may cancel all or any part of any Purchase Order upon payment of the following restocking charges as a percentage of the discounted price of the Product so canceled:

         If within 0 to 4 weeks from schedule ship date         [***]%


         If within 5 to 8 weeks from schedule ship date         [***]%


         If within 9 to 12 weeks from schedule ship date        [***]%


         If within 13 to 16 weeks from schedule ship date       [***]%

     d. Ordering - All orders must allow at least sixteen (16) weeks lead time prior to the requested shipment date. All orders placed by the parties hereunder shall reference this

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*** Confidential Treatment Requested

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Agreement and are subject to acceptance by the other party. Paradyne agrees to use reasonable best efforts to sell to AGCS such quantities of MVP Endpoints as AGCS may order in accordance with the terms of this Agreement, and AGCS agrees to use reasonable best efforts to sell to Paradyne such quantities of Switch Product as Paradyne may order in accordance with the terms of this Agreement. Each party shall submit the orders to the other party in writing or electronically and may be sent by facsimile, e-mail or EDI. Within forty-eight
(48) hours of receipt of an order from the purchasing party, the selling party shall acknowledge the order and confirm the requested ship date by return facsimile. In the event that the selling party is unable to meet the purchasing party's requested ship date(s), the parties will negotiate an acceptable ship date. Furthermore, it is the intention of the parties that this Agreement be controlling over additional or different terms of any order, confirmation, invoice or similar document, and that waivers and amendments shall be effective only if made by non-preprinted agreements clearly understood by both parties to be an amendment or waiver to this Agreement.

Each order submitted shall include (i) a description of the product being ordered, inclusive of any numerical and or alphabetical identification which may be referenced on the selling party's applicable price list; which may now or hereafter be attached to this Agreement (ii) the requested delivery date; (iii) the applicable price, (iv) the location to which the product is to be shipped,
(v) quantity to be shipped and (vi) purchase order number.

12.  Product Changes

     a. Subject to compliance with the other terms and conditions of this Agreement, Paradyne may at any time, make changes in the MVP Endpoints or modify the drawings and specifications relating thereto,or substitute MVP Endpoints of later design to fill an order provided the changes, modifications or substitutions under normal and proper use do not impact upon the form, fit or function or are required for safety purposes. Subject to compliance with the other terms and conditions of this Agreement, AGCS may at any time, make changes in the Switch Product or modify the drawings and specifications relating thereto, or substitute Switch Products of later design to fill an order provided the changes, modifications or substitutions under normal and proper use do not impact upon the form, fit or function or are required for safety purposes.

     b. Each party will provide prior notice to the other party of all changes to an MVP Endpoint or Switch Product that changes the revision level of such product ("Change Notice") at least thirty (30) days in advance of scheduled shipment. In the Change Notice, the party will identify changes, which affect interchangeability with previously shipped product or compatibility at a higher level of assembly. Upon request from the other party, that party will supply a small number of sample products for test. If the party notifies the other that the changes are unacceptable within ten (10) days of notification, or if samples are involved, within fifteen (15) days of receiving the samples, the parties will meet and in good faith develop mutually acceptable alternative solutions to the requirement that gave rise to the need for the revision. If the other party does not provide written notification of objection to the requesting party within the time period specified above, the requesting party shall have no obligation to accommodate the other party's objections.


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13.  Most Favored Nations

     a. Product Pricing. Each party ("the Selling Party") agrees that while this Agreement is in effect, the product pricing terms set forth on Appendix D offered to the other party hereunder ("the Purchasing Party") shall be [
] the product pricing offered by the Selling Party [***] (not including an agreement that is entered as a result of court order or primarily to settle a bona fide dispute regarding infringement of the MVP Endpoints or Switch Products or proprietary rights relating thereto) with a similarly situated third party who offers products directly competing with the Purchasing Party for the sale of similar products to Network Service Providers. The Selling Party agrees to provide the Purchasing Party, within (10) days after the close of any agreement that the Selling Party reasonably believes to fall within the scope of this section 13(a), with notice of the relevant terms of such agreement. Within ten
(10) days of such notice, the Purchasing Party may elect to substitute such product pricing terms for the product pricing terms of this Agreement; provided, however, that: (1) any consideration previously provided to the Selling Party hereunder shall be non-refundable, and (2) the Purchasing Party shall adopt all of the additional restrictions, obligations and license limitations imposed in such agreement. In determining whether an agreement falls within the scope of this section 13(a), all of the terms of this Agreement and such agreements shall be analyzed as a whole.

     b. License Fee. Paradyne agrees that for a period of [***] months after the Effective Date of this Agreement, the license fees set forth on Appendix C hereto shall be [***] percent [***] lower than the license fees offered by Paradyne for the use of the Paradyne MVP Technology under any agreement of similar scope under similar terms and conditions (not including an agreement that is entered as a result of court order or primarily to settle a bona fide dispute regarding infringement of the MVP Endpoints or proprietary rights relating thereto) with a similarly situated third party who offers products directly competing with the Purchasing Party for the sale of similar products to Network Service Providers. Paradyne agrees to provide AGCS, within (10) days after the close of any agreement that Paradyne reasonably believes to fall within the scope of this section 13(b), with notice of the relevant terms of such agreement. Within ten (10) days of such notice, Paradyne shall offer to AGCS similar consideration terms; provided, however, that: (1) any consideration previously provided to Paradyne hereunder shall be non-refundable, and (2) AGCS shall adopt all of the additional restrictions, obligations and license limitations imposed in such agreement. In determining whether an agreement falls within the scope of this Section 13(b), all of the terms of this Agreement and such agreements shall be analyzed as a whole.

14.  Branding

     a. Each party hereby grants to the other party a non-exclusive, non-sublicensable license to use that party's trademarks identified on Appendix E (the "Marks") solely for the purpose of marketing, distributing and selling the Derived Telephony Product in accordance with the terms of this Agreement and the terms of the party's respective marketing guidelines as provided in writing to the other party. In the event that a party reasonably determines that the other party is not in compliance with such provisions and guidelines, that party shall, upon thirty (30) days prior written notice, have the right to suspend the other party's use of

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the Marks until such time as the other party meets such standards and provisions to Mark owner's reasonable satisfaction.

     b. Neither party shall at any time do or permit any act to be done which may in any way impair the rights of the other party in its Marks and the parties will discontinue all use of the other party's Marks immediately upon the termination or expiration of this Agreement.

     c. Co-Branding. During the term of this Agreement, the parties agree to co-brand the Derived Telephony Product as follows: Subject to the terms and conditions of section 14(a): (i) Paradyne agrees to include the AGCS Marks on all MVP Endpoints sold pursuant to this Agreement, [***] to AGCS and in a manner to be agreed upon by the parties, and (ii) AGCS agrees to include Paradyne's Marks on all Switch Products sold pursuant to this Agreement, [***] to Paradyne and in a manner to be agreed upon by the parties. Provided, however, that on or before January 1 of each calendar year during the term of this Agreement, if at least [***] MVP Endpoints were not shipped to AGCS during the prior year, then the parties shall discuss in good faith the appropriateness of continued co-branding and the fees for such when annual shipments are expected to be below [***] MVP Endpoints and/or [***] Switch Products for AGCS and Paradyne respectively. Notwithstanding the foregoing, this Section 14(c) shall apply only to the respective products and shall not obligate either party to include the other party's Marks on any product packaging or other relevant product documentation (which either party may do at its discretion, subject to the other party's approval of such use and under the terms and conditions of Section 14(a)).

     d. Private Labeling. If requested in writing by AGCS, Paradyne shall include a particular customer's trademark on the MVP Endpoints and associated documentation (in a manner to be agreed upon by the parties), solely for sales of the Derived Telephony Product to a Network Service Provider of more than 100,000 units per year. In consideration of the foregoing, AGCS shall pay to Paradyne, within thirty days of the date of invoice from Paradyne, an additional fee of [***] dollars [***] per MVP Endpoint. If the customers require private labeling to include packaging, the parties agree to negotiate a mutually agreed upon fee.

15.  Sales and Marketing

     a. Within ninety (90) days of the Effective Date of this Agreement, the parties shall jointly approach GTE, Lucent, Brooks Fiber, Alltel and AT&T WorldNet in order to convince such companies to adopt the Derived Telephony Product as their Derived POTS solution.

     b. Each party agrees to use reasonable best efforts to market and distribute the Derived Telephony Product. Either party shall have the right to separately market and distribute its respective portion of the Derived Telephony Product on a standalone basis or as bundled with other products.

     c. If requested by a customer or mutually agreed to by the parties, the parties will use reasonable best efforts to established direct fulfillment structures.

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*** Confidential Treatment Requested

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16.  Second Source Requirement

     In the event that a potential Network Service Provider customer demands that a second source for the manufacture of the Derived Telephony Product be available (a "Second Source Manufacturer"), the party negotiating with such customer will use diligent efforts to ensure that Paradyne and AGCS are the Primary Source for the Derived Telephony Product for at least a period of three
(3) years. "Primary Source" for the purpose of this Section 16 shall mean the provider of at least ninety percent (90%) (or other percentage negotiated with the particular customer and mutually agreed upon by the parties) of the total dollar amount and quantity for each party's portion of the Derived Telephony Product purchased by the customer over the three-year period. Both parties shall cooperate to mutually negotiate acceptable terms and conditions with such Second Source Manufacturer with regard to the manufacture of the Derived Telephony Product.

17.  Escrow

     a. Paradyne and AGCS each agree to place and periodically update, for the benefit of the other party, the source code and all reasonable documentation necessary to manufacture, have manufactured and/or maintain the MVP Endpoints and the Switch Product, respectively (the "Escrow Materials"), in escrow with a mutually agreeable escrow agent (the "Escrow Agent"). Both parties shall enter into a mutually acceptable escrow agreement substantially in the forms attached hereto as Appendix G ("Escrow Agreement") with the Escrow Agent setting forth the terms stated herein.

     b. The "Release Condition" shall mean that the Releasing Party is unable to supply or maintain its respective portion of the Derived Telephony Product in material breach of its obligations to do so hereunder. Upon release of the Escrow Materials in accordance with the Escrow Agreement, the Escrow Beneficiary shall have a non-transferable, non-sublicensable, non-exclusive license, to use the Releasing Party's Escrow Materials solely to sell, distribute, lease, manufacture, have manufactured, support and maintain the Releasing Party's portion of the Derived Telephony Product as developed pursuant to this Agreement only to the extent necessary to fulfill the Releasing Party's obligations under section 11(d) of this Agreement and only for so long as such Release Condition continues to include a reasonable phase back period. The Escrow Beneficiary shall maintain the Releasing Party's Escrow Materials in confidence as "Confidential Information" of the Releasing Party and disclose the Escrow Materials to employees or contractors only as necessary to exercise the rights granted herein.

18.  Covenants

     a. Each party shall use reasonable best efforts to: (i) keep the other party informed as to any problems encountered with the Derived Telephony Product and any resolutions arrived at for those problems, (ii) communicate promptly to each other any and all modifications, design changes or improvements of the Derived Telephony Product suggested by any customer, employee or agent, and (iii) cause quarterly, their respective Chief Executive Officers (CEO) and one other representative chosen by the CEO to meet and review Derived Telephony Product cost reductions and pricing to each other.

     b. Paradyne agrees that AGCS shall have any and all right, title and interest in and to any such suggested modifications, design changes or improvements of the Switch Product, without the payment of any additional consideration therefor either to Paradyne, or its employees, agents or customers, and that it will reasonably cooperate with AGCS in this regard; and AGCS agrees that Paradyne shall have any and all right, title and interest in and to any such suggested modifications, design changes or improvements of the MVP Technology and MVP Endpoints, without the payment of any additional consideration therefor either to AGCS, or its employees, agents or customers, and that it will reasonably cooperate with Paradyne in this regard.

     c.  Each party agrees to comply with the U.S. Foreign Corrupt Practices
Act (regarding, among other things, payments to government officials) and all export laws and restrictions and regulations of the Department of Commerce, the United States Department of Treasury Office of Foreign Assets Control ("OFAC"), or other United States or foreign agency or authority, and agrees not to export, or allow the export or re-export of any Derived Telephony Product or any portion thereof in violation of any such restrictions, laws or regulations; the exporting party shall obtain and bear all expenses relating to any necessary licenses and/or exemptions with respect to the export from the U.S. of all material or items deliverable by the other party to any location and shall demonstrate to the other party compliance with all applicable laws and regulations prior to delivery thereof by the other party.

19.  Warranty and Disclaimer

WARRANTIES AND DISCLAIMERS OF THE RESPECTIVE PARTIES ARE CONTAINED IN APPENDIX
F.

20.  Service and support

     a. Paradyne and AGCS each shall provide to the other reasonable training at the providing party's facility at no cost, however, the attending party shall pay travel and living expenses. The intent of this training is to ensure that the sales, technical and engineering forces have a competent understanding of the functionality, maintenance, support and installation of the MVP Endpoint and the Switch Product, respectively. The frequency and extent of such training during the term on this Agreement will be agreed upon with the intent of optimizing each other's success. Initial training will be conducted within 60 days of the commercial availability of the Derived Telephony Product.

     b. Each party agrees to use reasonable best efforts to provide first level support for the Derived Telephony Product for each party's own customer base within North America and will establish a mutually acceptable means of support for Derived Telephony Products sold outside of North America.

     c. Paradyne shall use reasonable best efforts to provide second and third level support to AGCS for the MVP Endpoints, and AGCS shall use reasonable best efforts to provide second and third level support to Paradyne for the Switch Products, sold pursuant to this Agreement in accordance with the terms set forth on Appendix F.

     d. At each parties expense, each will furnish the other party with such quantities as shall be determined appropriate, of its standard information, marketing literature, brochures, manuals, Product information letters, etc. relating to the Products, Services and Licensed Materials, and thereafter, upon request each party shall furnish additional quantities at the respective party's current cost.

21.  Indemnification

     a. Paradyne hereby agrees to defend, indemnify and hold AGCS harmless from any third party claims that the Paradyne MVP Technology infringes a third party's U.S. patent, copyright trademark or other proprietary right or misappropriates a trade secret; provided that Paradyne shall have received prompt written notice of the claim from AGCS, Paradyne shall have the option to solely control the defense and settlement of such claims, and AGCS shall provide reasonable assistance to Paradyne in the defense or settlement of such claims. The foregoing obligation of Paradyne does not apply with respect to Paradyne MVP Technology or portions or components thereof (i) modified by AGCS or a third party after shipment by Paradyne, if the alleged infringement relates to such modification, or (ii) where AGCS' use or distribution of the Paradyne MVP Technology is not in accordance with the licenses granted in this Agreement. The foregoing sets forth Paradyne's entire liability, and AGCS' sole remedy, with respect to any alleged infringement of the Paradyne MVP Technology.

     b. AGCS hereby agrees to defend, indemnify and hold Paradyne harmless from any third party claims that the Switch Product infringes a third party's U.S. patent, copyright, trademark or other proprietary right or misappropriates a trade secret; provided that AGCS shall have received prompt written notice of the claim from Paradyne, AGCS shall have the option to solely control the defense and settlement of such claims, and Paradyne shall provide reasonable assistance to AGCS in the defense or settlement of such claims. The foregoing obligation of AGCS does not apply with respect to Switch Product or portions or components thereof (i) modified by Paradyne or a third party after shipment by AGCS, if the alleged infringement relates to such modification, or (ii) where Paradyne's use or distribution of the Switch Product is not in accordance with the licenses granted in this Agreement. The foregoing sets forth AGCS' entire liability, and Paradyne's sole remedy, with respect to any alleged infringement of the Switch Product.

22. LIMITED LIABILITY. EXCEPT WITH REGARD TO THE PARTIES' RESPECTIVE INDEMNITY OBLIGATIONS SET FORTH IN SECTION 21 ABOVE, IN NO EVENT SHALL EITHER PARTY BE LIABLE WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, TORT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT DAMAGES, LOST PROFITS OR LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR (II) IN EXCESS OF THE AMOUNTS PAID BY THE OTHER PARTY HEREUNDER.

23.  Term and Termination

     a. This Agreement shall continue in effect for a period of five (5) years from the Effective Date hereof (the "Initial Term") and shall renew automatically for additional one-year periods ("Renewal Terms") unless either party provides written notice of termination to the other party at least ninety
(90) days prior to the expiration of the Initial Term or any Renewal Term or earlier terminated as provided in Section 23(b) below. If this Agreement is terminated by either party upon ninety (90) days notice pursuant to this
Section 23(a): (i) the other party may make one last purchase of the other party's portion of the Derived Telephony Product, in accordance with the terms of this Agreement, for delivery within up to three (3) months of termination of the Agreement, and (ii) either party may purchase continuing support from the other party, if such support is available, upon payment of the other party's standard support fee.

     b. If Paradyne terminates the Agreement pursuant to Section 23(a) and the license fee in Section 2a has been paid in full: (i) AGCS' license under
Section 2(a) shall become perpetual following termination of this Agreement, provided that AGCS complies with all of the other applicable surviving terms and restrictions as set forth herein, and (ii) if the MVP Endpoints are no longer commercially available on competitive terms, from either Paradyne or any other third party, then, Paradyne shall grant to AGCS a royalty free license, specified in Section 14b, to manufacture, have manufacture, distribute, sell and/or lease the MVP Endpoints at no charge, provided that AGCS shall provide all necessary support and maintenance for such MVP Endpoints.

     c. If AGCS terminates the Agreement pursuant to Section 23(a): (i) AGCS shall have a continuing royalty free Paradyne MVP technology license to maintain the embedded base of Switch Product and a royalty bearing license to continue to sell the Switch product. Such royalty shall be mutually agreed upon, and if failing to agree will be resolved using arbitration procedures in
Section 25n and (ii) if the Switch Products are no longer commercially available on competitive terms from either AGCS or any other third party, then AGCS will grant to Paradyne a perpetual, royalty free license to manufacture, have manufactured, distribute, sell and/or lease the Switch Products at no charge, provided that Paradyne shall provide all necessary support and maintenance for such Switch Products.

     d.  Either party may terminate this Agreement as follows: (i) upon thirty
(30) days written notice if the other party materially defaults in the performance of its obligations hereunder and such default is not corrected within the thirty (30) day period, or (ii) immediately if the other party files a petition in bankruptcy, makes an assignment for the benefit of creditors, is adjudicated bankrupt or insolvent, petitions or applies for a receiver or trustee for a substantial part of its property, or commences any proceeding under any reorganization arrangement, dissolution or liquidation law or statute of any jurisdiction or if there is commenced against such party any proceeding which has not been dismissed within one hundred twenty (120) days of such commencement. In the event of the termination of this Agreement in accordance with the terms of this Section 23.d. the defaulting party under 23(d)(i) above and the party that is the subject of the bankruptcy or other proceeding under 23(d)(ii) above shall be deemed the terminating party, and the rights and obligations of the parties set forth in Sections 23.b and 23.c shall apply.

     e. Except as otherwise expressly provided herein, upon expiration or termination of this Agreement: (i) all rights and licenses granted herein shall terminate, (ii) the parties shall each return to the other party, or destroy, the other party's Confidential Information, and (iii) the provisions of Sections 5, 8, 17, 18(b) & (c), 19, 21, 22, 23 and 25 shall remain in effect. Termination is not the sole remedy under this Agreement and whether or not termination is effected, other remedies will remain available in accordance with the terms of this Agreement as further defined in Section 25n.

24.  Paradyne Restriction
     a. Paradyne agrees that it will not develop, or have developed, for the markets, a Paradyne DSLAM which uses the Paradyne MVP Technology to provide derived POTS applications and which is designed to directly compete with the Switch Product ("Paradyne Voice DSLAM") prior to [***].
     b. Paradyne will not "Introduce" a Paradyne Voice DSLAM in [***] prior to [***]. The term "Introduce" or "Introduction" for the purpose of this Section 24 shall mean the first time Paradyne enters into substantive discussions intended to lead to a definitive agreement for the distribution of the Paradyne Voice DSLAM to any Network Service Provider in the [***] markets.
     c. In addition, Paradyne will delay Introduction of the Paradyne Voice DSLAM in [***] as follows:
     i. until [***] if AGCS provides to Paradyne before [***] a letter authored by [***] which states that [***] has successfully tested the Derived Telephony Product in [***] labs and has certified the Derived Telephony Product for deployment within [***] internal network; and that [***] plans to conduct Derived Telephony Product field trial activity during the [***] of [***] and if successful, plans on deploying at least 100,000 lines of Derived Telephony Product during [***].
     ii.  until [***] if Paradyne receives by [***] a non-cancelable purchase
order from either AGCS or      for a minimum of [***] MVP Endpoints, which order
is shipped complete by [***].
     d. If Paradyne fails to produce and make available in accordance with the acceptance criteria established in the Statement of Work any material milestone contained in any of the five product phases as further defined in the Statement of Work set forth on Appendix B, which materially affects AGCS ability to perform, the parties may mutually agree to extend the dates set forth in Sections 24(b) and (c) above; provided, however, that the foregoing shall not apply if Paradyne's failure to meet such milestones was due in whole or in part to a delay or failure by AGCS hereunder which materially affected Paradyne's ability to perform.
     e. Both parties agree that the restrictions set forth in this Section 24 apply only to [***] and that Paradyne may develop Paradyne Voice DSLAM for, and introduce a Paradyne Voice DSLAM into, any other country or region at any time.
---------------
*** Confidential Treatment Requested

     f. Notwithstanding the foregoing, if an entity acquires substantially all of the business or assets of Paradyne involved in the direct performance of this Agreement, and such new entity is developing or markets another DSLAM product, Paradyne may enhance, market, sell and fully exploit such DSLAM product using Paradyne MVP Technology to provide derived POTS functionality in any market at any time, provided that, during the period in which any of the restrictions set forth in this Section 24 above may be applicable, Paradyne provides written notice to AGCS of such change and does not sell such product until ninety (90) days from the date of such written notice.

25.  Miscellaneous

     a. Governing Law. This agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to conflict of laws principles and without regard to the United Nations Convention on Contracts for the International Sale of Goods. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys' fees.

     b. Independent Contractors. The parties hereto are independent contractors. Nothing contained herein or done in pursuance of this Agreement shall constitute either party the agent of the other party for any purpose or in any sense whatsoever, or constitute the parties as partners or joint ventures. Each party is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith.

     c. No Assignment. Neither party may, without the other party's prior written consent, which consent shall not be unreasonably withheld, assign or delegate this agreement or any of the party's rights or duties hereunder.

     d. Amendment. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either party unless mutually agreed to in writing by both parties.

     e. No Waiver. The failure of either party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the validity of either party to enforce each and every such provision thereafter. The express waiver by either party of any provision, condition, or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition, or requirement.

     f. Severability. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible to as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. The parties agree to negotiate in good faith an enforceable substitute provision for any unenforceable provision that most nearly achieves the intent and economic effect of the unenforceable provision.

     g. Notices. All notices, requests, demands, waiver, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered by hand or confirmed facsimile transmission; (ii) one day after delivery by receipted overnight delivery; or (iii) four days after being mailed by certified or registered mail, return receipt requested, with postage prepaid to the appropriate address as set forth below:

     Paradyne Corporation
     8545 126th Avenue North
     Largo, Florida 33773
     Attention: President
     Copy to: Corporate Secretary

     AG Communication Systems Corporation
     2500 West Utopia Road
     Phoenix, AZ 85027
     Attention: VP, Business Operation, New Ventures
     Copy to AGCS General Counsel

     h. Headings. The heading used in this Agreement are use for convenience only and are not to be considered in construing or interpreting this Agreement.

     i. Entire Agreement. The terms and conditions herein contained and the referenced exhibits and appendices which are incorporated herein by this reference constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

     j. Counterparts. This Agreement may be executed in counterparts or duplicate originals, all of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement.

     k. Non-Solicitation. During the term of this Agreement and for a period of one year thereafter, the parties agree that they will not directly solicit the employees of the other to induce them to come to work for the other party. This section shall not be construed to prohibit a party from considering unsolicited requests for employment received from the other party's employees.

     l. Force Majeure. A party shall not be liable for nonperformance or delay in performance caused by any event reasonably beyond the control of such party including but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lock-outs, unavailability of supplies, epidemics, fire, flood, earthquake, force of nature, explosion, embargo or any other Act of God, or any law, proclamation, regulation, ordinance or other act or order of any court, government or governmental agency.

     m. EQUITABLE RELIEF. The parties agree that a breach by a party, or its employees or agents, of the obligations under Sections 5 or 3 of this Agreement, will result in irreparable harm to the other party for which monetary damages may be inadequate, and the injured party shall be entitled to seek appropriate equitable or injunctive relief.

     n. ARBITRATION. Any controversy or claim arising out of the interpretation, performance or breech of any provision of this Agreement, shall be settled by arbitration to be held in New Orleans, Louisiana in accordance with and through the American Arbitration Association Rules for Commercial Arbitration in effect on the date of this Agreement. The arbitration shall be conducted by a single arbitrator selected by the American Arbitration Association. The arbitrator shall take evidence directly from witnesses and documents as presented by the parties; all witnesses shall be made available for cross-examination. The arbitrator shall render an award within six (6) months of the request for arbitration. Judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction in any country, or application may be made to such court for a judicial acceptance of the award and an enforcement as the law of such jurisdiction may require or allow. The foregoing shall not prevent either party from seeking equitable relief as otherwise permitted by the terms of this Agreement.

AG COMMUNICATION SYSTEMS                     PARADYNE CORPORATION
CORPORATION

Signature: /s/ Mark Somer                    Signature: /s/ Andrew Mase

Name:      Mark Somer                        Name:      Andrew Mase

Title:     VP & GM AG Communication Systems  Title:     President & CEO

Date:      10 June 98                        Date:      6/10/98

                                   APPENDIX A


Description of Paradyne Multiple Virtual Phone (MVP) Technology:

MVP is a subscriber line technology includes layer 1 Physical Media Dependent and Transmission Convergence (TC) layers (TC-cell, TC-frame and TC-bit-sync) that includes multi-drop concepts for derived POTS services and data services. Generally, MVP includes invention from the premises POTS interface to the central office PSTN interface. MVP provides additional POTS services to the premises. MVP is exclusive of any data communication, including non-POTS bit-sync data. Multiple Virtual Line (MVL) technology supports data multi-drop concepts and is a subset and a separately licensed component of the MVP Technology and which is not licensed under this Agreement.

Description of the Switch Product:

SuperLine(TM) Products are products that provide high speed data access and multiple lines of telephony service -- allocating bandwidth only on demand; all over, single cable pair with splitterless POTS support.

One of the product offerings is a SuperLine(TM) platform -- comprising a high density central site modem that is hardened for use in remote terminal environments as well as central offices -- combines high speed data services with additional telephone lines, all without a truck roll to the customer premises. In addition to the survivable (POTS) telephone service, one or two additional telephone lines can be provided using SuperLine(TM) bandwidth, when required. The additional telephony services support all custom features such as: 911, Caller ID, distinctive ringing, etc., and support FAX and modem calls up to the V90 standard. Standard analog telephone sets and the existing telephony infrastructure of local digital switches, CO wiring billing and OAM&P are used with these SuperLine(TM) lines. Interface to the local digital switch is TR303, DDI and in the future TR008. Many data services are supported including: Internet access; work at home access (corporate, governmental and educational LANs); video meetings, IP telephony, etc.

This SuperLine(TM) platform has capacity for 96 customer links, with each line card providing 8 ports. Each link to the customer supports 2 derived lines, as well as, the existing POTS service and data. The shelf telephony interface supports both DDI for the GTD5 and TR303 for GTD5, 5ESS, DMS100 and most other digital switching product deployed throughout the network today including Digital Loop Carrier equipment. The platform's WAN data interface is two 10/100 base T links.

The other product offerings are integrated SuperLine(TM) circuit packs designed specifically for a particular digital switch or digital loop carrier (i.e. Server Cards). These Server Cards bring the same technology and capability inherent in the SuperLine(TM) platform to a single card, which can be inserted, into an existing digital switch or digital loop carrier's line shelf. This allows the network provider to use existing switch, power and trucking capacity to generate additional subscriber revenue with minimum additional investment.

                                  Appendix B

                               Statement of Work

                                Attached hereto

                                  Appendix C

                     Paradyne MVP Technology License Fees


AGCS shall select one of the following two license fee options:

Option One - $[***]

AGCS shall pay $[***] to Paradyne as follows: (Note: the Phases denoted below are further defined in the Statement of Work)

     a)  Within thirty (30) days of execution of the Agreement -     $[***]
     b)  Within thirty (30) days of Completion of Product Phase 2 -  $[***]
     c)  Within thirty (30) days of Completion of Product Phase 3 -  $[***]
     d)  The later of February 1, 1999 or thirty (30) days after
         Completion of Product Phase 4 -                             $[***]
     e)  Within thirty (30) days of Completion of Product Phase 5 -  $[***]

Option Two - $[***]

1. AGCS shall pay $[***] to Paradyne as follows: (Note: the Phases denoted below are further defined in the Statement of Work)

     a)  Within thirty (30) days of execution of the Agreement -     $[***]
     b)  Within thirty (30) days of Completion of Product Phase 2 -  $[***]
     c)  Within thirty (30) days of Completion of Product Phase 3 -  $[***]
     d)  Within thirty (30) days of Completion of Product Phase 4 -  $[***]
     e) Within thirty (30) days of Completion of Product Phase 5 - $[***] and

2. AGCS shall pay to Paradyne a fee of $[***] per unit of MVP Endpoint Technology (Options A, B, E and F) for the first [***] units purchased hereunder.

For the purpose of this Appendix C, "Completion" of a product phase shall mean acceptance by AGCS of the deliverable resulting from the applicable Product Phase as defined by the test and acceptance criteria set forth in the Statement of Work.

-------
*** Confidential Treatment Requested

                                   Appendix D

                               Equipment Pricing


     The parties agree that the pricing set forth in this Appendix D shall apply to purchases of products under this Agreement up to and including December, 31, 1999. Thereafter, either party may change the prices listed hereunder once per year during the term of this Agreement upon sixty-(60) days written notice to the other party. Notwithstanding, such notice, any mutually approved outstanding quotes or orders will be honored.

1.  MVP Premise Equipment Pricing for 1998 and 1999


     A. The first [***] MVP Endpoints purchased by AGCS from Paradyne will be priced at the [***] unit discount level. AGCS will then market the Derived Telephony Product to prospective customers. Should AGCS sell the Derived Telephony Product for more than the combined [***] unit discounted price (AGCS' port price plus Paradyne's endpoint price), then AGCS shall pay to Paradyne [***] percent [***] of the incremental revenue. If additional units are required in 1998, both paries will mutually agree on the discount level.

     B. After the sale of the initial [***] MVP Endpoints, the following pricing shall apply to all purchases by AGCS hereunder:

                                        List Price          25,000         50,000         75,000         100,000
MVP Premise Equipment                                       units.         units.         units.          units.
-----------------------------------------------------------------------------------------------------------------
A.  Voice Only MVP Endpoint,              [***]             [***]          [***]          [***]          [***]
    POTS / 1 Derived POTS
B.  Voice Only MVP Endpoint,              [***]             [***]          [***]          [***]          [***]
    POTS / 2 Derived POTS
C.  Ethernet -- Data Only MVP             [***]             [***]          [***]          [***]          [***]
    Endpoint,
    POTS / Data
D.  USB -- Data Only MVP Endpoint,        [***]             [***]          [***]          [***]          [***]
    POTS / Data
E.  Ethernet -- MVP Full                  [***]             [***]          [***]          [***]          [***]
    Configuration,
    POTS / 2 Derived POTS / Data
F.  USB -- MVP Full Configuration,        [***]             [***]          [***]          [***]          [***]
    POTS / 2 Derived POTS / Data

-------------
*** Confidential Treatment Requested

EARNED DISCOUNT

The parties mutually agree that:

               a) The earned discount period (ED Period) is defined as January 1 to December 31 of any calendar year.

               b) The initial discount level for 1999 will be at the 50,000 unit level. All MVP Endpoints shipped in 1998 will be added to the accumulated volume shipped in 1999 ED period and will be eligible for earned discount for the 1999 ED period.

               c) The discount level achieved in a ED period will be the initial discount level for the next ED period (e.g. if Paradyne shipped AGCS 75,000 units during the 1999 ED period, then the initial discount level for the 2000 ED period would be at the 75,000 unit level).

               d) The discount level for an order will be based upon the greater of the earned discount or the total number of all MVP Endpoints (A-F) shipped prior to the specific order during that year (e.g., if Paradyne has shipped AGCS 35,000 unit A's, 42,000 unit B's and 45,000 unit E's, the volume discount level would be at the 1000,000 unit level because the total equals 100,000 units).

               e) Earned discount will be determined annually. The calculation of earned discount will be completed during January and is based on the MVP Endpoints shipped in the previous ED period. The earned discount is the difference between the actual discount applied to the individual orders and the discount earned based on the accumulative total units shipped during the ED period. Paradyne will determine if further discounts are due based upon the discount schedule set forth above and the rules stated below. If a credit is due, Paradyne will issue a credit to AGCS for the total amount due. Paradyne will apply this credit to subsequent orders by AGCS hereunder. If the credit is not fully consumed within the first calendar quarter of the current year then Paradyne will remit to AGCS the excess amount by March 31st of the current year. If monies are due, Paradyne will issue an invoice to AGCS for the outstanding amount having net thirty day terms.


               Rule 1 -- Application of discount on orders during the ED period:

                         Higher level discounts will be applied to all shipments when the number of units shipped exceeds the next higher discount level. (e.g. during the 1999 the initial discount level is at the 50,000 unit level. All orders for MVP Endpoints will be priced at the 50,000 unit level until 75,000 units have been shipped to AGCS. The 75,000 unit level discount will be applied to all orders after 75,000 units have been shipped to
                         AGCS).

               Rule 2 -- Special pricing on large orders:

                         Due to market conditions, an order may receive special pricing. The units shipped as part of these orders will not be eligible for earned discount monies, however the shipped unit volume will be used in calculating the total units shipped during the ED period and to determine the initial discount for the next ED period.

       Rule 3 -- Annual True Up of earned discount:

              Rule 3a -- Determination of the discount level achieved

                         At the end of the ED period Paradyne will review all orders and calculate the actual number of units shipped to determine the discount level to be applied to all units shipped during the ED period. The discount level achieved will be rounded to the unit level nearest to the number of units shipped. (e.g. if Paradyne shipped 65,000 units to AGCS during 1999 then the level achieved would be 75,000, if only 60,000 units were shipped then the discount level achieved would be the 50,000 unit level discount).

              Rule 3b -- Calculation of the earned discount

                         The earned discount will be the different between the initial discount applied to the units shipped and the actual discount level achieved using Rule 3a. The earned discount amount is determined on a per endpoint type basis for each order. The total earned discount for the order is the sum of earned discount amounts for each endpoint type shipped with the order. If a credit or invoice is required they be issued via the terms and conditions defined in Section 1 B (e) of this Appendix.

              Rule 3c -- Earned discount on units shipped in different ED periods

                         The units in an order are given a discount level at the time the order is placed based on the actual number of units shipped. The discount level determined at the date of order will be used for all units shipped as part of that order. This applies even when the shipment schedule spans ED periods. Only the units actually shipped in a given ED period will be used to determine the earned discount level.

Example 1: If AGCS places four (4) orders throughout the year, and each order placed contains various MVP Endpoint types totaling 25,000 units, the pricing and invoicing would be as shown below: All orders were shipped within the ED period. The discount level for all orders in the next ED period would be at 100,000 unit level.

Orders placed during 1999

Note Initial discount is at the [***] unit level

          Endpoint      Order                Invoice       Earned
 Order      Type       Volume     Price      Amount       Discount      Net Amount        Comments
-------   --------    -------    -------     -------      --------      ----------     -------------
   1         A         25,000    $[xxx]      $[xxx]       $[xxx]        $[xxx]
   2         B         25,000    $[xxx]      $[xxx]       $[xxx]        $[xxx]
   3         C         25,000    $[xxx]      $[xxx]       $[xxx]        $[xxx]         unit level discount achieved
   4         D         25,000    $[xxx]      $[xxx]       $[xxx]        $[xxx]

       TOTAL          100,000                $[xxx]       $[xxx]        $[xxx]


Earned discount calculation for previous orders


100,000 unit level discount achieved

         Endpoint       Order    Invoiced    Earned        Earned
 Order     Type        Volume     Price       Price       Discount
-------  --------     -------    --------    -------      --------
   1        A          25,000    $[xxx]      $[xxx]       $[xxx]
   2        B          25,000    $[xxx]      $[xxx]       $[xxx]
   3        C          25,000    $[xxx]      $[xxx]       $[xxx]
   4        D          25,000    $[xxx]      $[xxx]       $[xxx]

       TOTAL          100,000                             $[xxx]


-------------
*** Confidential Treatment Requested

Example 2: The earned discount level achieved in the previous period was at the 100,000 unit level. An order for 50,000 units is placed in March 99 with a delivery schedule over the next 12 months. However, the shipment schedule resulted in delivery of only 25,000 units during the ED period. Two other orders totaling 40,000 units were placed and shipped during the ED period. Therefore, earned discount must be recaptured for the ED period based on Rule 3b. The discount level for the next ED period is at the 75,000 unit level using Rule 3c.

                            SCHEDULE    ACTUAL
                            SHIPMENT   SHIPMENT   ENDPOINT   SHIPPED          GROSS    EARNED
DELIVERY                      DATE       DATE       TYPE     VOLUME    PRICE  AMOUNT  DISCOUNT  NET AMOUNT
--------                    --------   --------   --------   -------   -----  ------  --------  ----------
Order 1
a                            Mar-99     Mar-99        A      12,500    $[***] [***]    [***]      [***]
b                            Jun-99     Jun-99        B      12,500    $[***] [***]    [***]      [***]
c                            Aug-99     Feb-00        E           0    $[***] [***]    [***]      [***]
d                            Feb-00     Apr-00        E           0    $[***] [***]    [***]      [***]
Order 2                      May-99     Oct-99        B      20,000    $[***] [***]    [***]      [***]
Order 3                      Jun-99     Nov-99        E      20,000    $[***] [***]    [***]      [***]
                             ------     ------     -----     ------    -----  ------  --------  ----------
                                                   TOTAL     66,000           [***]    [***]      [***]

Earned Discount Calculations

                          ENDPOINT   SHIPPED   INVOICED                 EARNED
ORDER                       TYPE     VOLUME     PRICE    EARNED PRICE  DISCOUNT
-----                     --------   -------   --------  ------------  --------
Order 1
a                            A       12,500     [***]       [***]       [***]
b                            B       12,500     [***]       [***]       [***]
c                            E            0     [***]       [***]       [***]
d                            E            0     [***]       [***]       [***]
Order 2                      B       20,000     [***]       [***]       [***]
Order 3                      E       20,000     [***]       [***]       [***]
                           -----     ------    --------  ------------  --------
                           TOTAL     65,000                             [***]

-----------------------
*** Confidential Treatment Requested

2.  AGCS Switch Product Pricing for 1998 and 1999

     A. The initial discount level to Paradyne for 1999 will be at the [***] unit level

Port                List Price/    25,000 Ports   50,000 Ports   75,000 Ports     100,000
Description            Port         Price/Port     Price/Port     Price/Port    Ports Price/
                                                                                    Port
-----------         -----------    ------------   ------------   ------------   ------------
A -                    [***]          [***]          [***]          [***]          [***]
Integrated
Voice and
     Data Port

B - DSLAM              [***]          [***]          [***]          [***]          [***]
Voice and
     Data Port

C - Integrated         [***]          [***]          [***]          [***]          [***]
Voice Only
     Port

D - DSLAM              [***]          [***]          [***]          [***]          [***]
Voice Only
     Port

Earned Discount

The parties mutually agree that:

     a) The earned discount period (ED Period) is defined as January 1 to December 31 of any calendar year

     b) All Switch Products shipped to Paradyne in 1998 will be added to the accumulated volume shipped to Paradyne in 1999 ED period and will be eligible for earned discount for the 1999 ED period.

     c) The discount level achieved in a ED period will be the initial discount level for the next ED period (e.g. if AGCS shipped Paradyne 75,000 ports during the 1999 ED period, then the initial discount level for the 2000 ED period would be at the 75,000 port level).

     d) The discount level for an order will be based upon the greater of the earned discount or the total number of all Switch Products (A-D) shipped prior to the specific order during the year (e.g., if AGCS has shipped Paradyne 35,000 unit A type ports, 42,000 units B type ports and 45,000 unit E type ports, the

-----------------------
*** Confidential Treatment Requested
         volume discount level would be at the 100,000 port level because the total equals 100,000 ports).

     e) Earned discount will be determined annually. The calculation of earned discount will be completed during January and is based on the Switch Product shipped in the previous "ED period". The earned discount is the difference between the actual discount applied to the individual orders and the discount earned based on the accumulative total of units shipped during the ED period. AGCS will determine if further discounts are due based upon the discount schedule set forth above and the rules stated below. If a credit is due AGCS will issue a credit for the total amount due. If the credit is not fully consumed within the first calendar quarter of the current year then AGCS will remit to Paradyne the excess amount by March 31st of the current year. If monies are due AGCS will issue an invoice to Paradyne for the outstanding amount having net thirty day terms.

     Rule 1 -- Application of discount on orders during the ED period:

         Higher level discounts will be applied to all shipments when the number of port shipped exceeds the next higher discount level, (e.g. during the 1999 the initial discount level is at the 50,000 port level. All orders for Switch Product will be priced at the 50,000 port level until 75,000 units have been shipped to Paradyne. The 75,000 port level discount will be applied to all orders after 75,000 ports have been shipped to Paradyne).

     Rule 2 -- Special pricing on large orders:

         Due to market conditions, an order may receive special pricing. The port shipped as part of these orders will not be eligible for earned discount monies, however the shipped port volume will be used in calculating the total ports shipped during the ED period and to determine the initial discount for the next ED period.

     Rule 3 -- Annual True Up of earned discount:

         Rule 3a -- Determination of the discount level achieved

             At the end of the ED period AGCS will review all orders and calculate the actual number of ports shipped to determine the discount level to be applied to all ports shipped during the ED period. The discount level achieved will be rounded to the unit level nearest to the number of units shipped. (e.g. if AGCS shipped 65,000 ports to Paradyne during 1999 then the level achieved would be 75,000, if only 60,000 ports were shipped then the discount level achieved would be 50,000 port unit level discount).

         Rule 3b - Calculation of the earned discount

             The earned discount will be the different between the initial discount applied to the ports shipped and the actual discount level achieved using Rule 3a. The earned discount amount is determined on a per Switch Product Port type basis for each order. The total earned discount for the order is the sum of earned discount amounts for each Switch Product Port type shipped with the order. If a credit or invoice is required, they will be issued via terms and conditions defined in Section 2e of this Appendix.

         Rule 3c - Earned discount on units shipped in different ED periods

             The ports in an order are given a discount level at the time the order was placed based on the actual number of ports shipped. The discount level determined at the date of order will be used for all ports shipped as part of that order. This applies even when the shipment schedule spans ED periods. Only the ports actually shipped in a given ED period will be used to determine the earned discount level.

Example 1: If Paradyne places four (4) orders throughout the year, and each order placed contains various Switch Product types totaling 25,000 ports, the pricing and invoicing would be as shown below: All orders were shipped within the ED period. The discount level for all orders in the next ED period would be at 100,000 port level.

Orders placed during 1999

Note: Initial discount is at the [***] unit level

       ENDPOINT   ORDER                  INVOICE        EARNED
ORDER    TYPE     VOLUME     PRICE       AMOUNT        DISCOUNT     NET AMOUNT      COMMENTS
-----  --------   ------    -------  -------------  ------------  -------------    --------
 1        A       25,000    $[***]   $      [***]   $     [***]   $      [***]
 2        B       25,000    $[***]   $      [***]   $     [***]   $      [***]
 3        C       25,000    $[***]   $      [***]   $     [***]   $      [***]     [***] unit level discount achieved
 4        D       25,000    $[***]   $      [***]   $     [***]   $      [***]

    TOTAL        100,000             $[33,025,000]  $[3,500,000]  $[29,525,000]

Earned discount calculation for previous orders

[***] unit level discount achieved

       ENDPOINT   ORDER     INVOICE      EARNED        EARNED
ORDER    TYPE     VOLUME     PRICE       PRICE        DISCOUNT
-----  --------   ------    -------  -------------  ------------
 1        A       25,000    $[***]   $      [***]   $     [***]
 2        B       25,000    $[***]   $      [***]   $     [***]
 3        C       25,000    $[***]   $      [***]   $     [***]
 4        D       25,000    $[***]   $      [***]   $     [***]

    TOTAL        100,000                            $     [***]


------------------------
*** Confidential Treatment Requested

Example 2: The earned discount level achieved in the previous period was at the 100,000 unit level. An order for 50,000 ports is placed in March 99 with a delivery schedule over the next 12 months. However, the shipment schedule resulted in delivery of only 25,000 ports during the ED period. Two other orders totaling 40,000 ports were placed and shipped during the ED period. Therefore, earned discount must be recaptured for the ED period based on Rule 3b. The discount level for the next ED period is at the 75,000 port level using Rule 3c.

               Schedule        Actual
               Shipment       Shipment       Endpoint       Shipped                                         Earned
Delivery         Date           Date           Type          Volume         Price       Gross Amount        Discount     Net Amount
Order 1
      a        Mar-99         Mar-99            A           12,500 S        [***]           [***]            [***]         [***]
      b        Jun-99         Jun-99            B           12,500 S        [***]           [***]            [***]         [***]
      c        Aug-99         Feb-00            C                0 S        [***]           [***]            [***]         [***]
      d        Feb-00         Apr-00            D                0 S        [***]           [***]            [***]         [***]
Order 2        May-99         Oct-99            C           20,000 S        [***]           [***]            [***]         [***]
Order 3        Jun-99         Nov-99            D           20,000 S        [***]           [***]            [***]         [***]

                                            TOTAL           55,000                          [***]            [***]         [***]


Earned Discount Calculations

             Endpoint      Shipped        Invoiced                              Earned
Order          Type         Volume          Price          Earned Price        Discount
Order 1
       a        A          12,500           [***]             [***]             [***]
       b        B          12,500           [***]             [***]             [***]
       c        C               0           [***]             [***]             [***]
       d        D               0           [***]             [***]             [***]
Order 2         C          20,000           [***]             [***]             [***]
Order 3         D          20,000           [***]             [***]             [***]


                TOTAL      65,000                                               [***]

-------
*** Confidential Treatment Requested

                                   Appendix E

                                     Marks

TRADEMARKS AND OTHER INDICIA - Paradyne

Products and Licensed Materials purchased hereunder and the packaging therefor may bear certain trade names, trademarks, trade devices, logos, codes or other symbols of Paradyne, (herein "Indicia"). Paradyne hereby grants AGCS permission to use Indicia in the AGCS marketing and advertising of, and in AGCS' publicity relating to, the Products, Services and Licensed Materials PROVIDED such use conforms to Paradyne standards and guidelines relating thereto which Paradyne may furnish from time to time. AGCS may not conduct business under Paradyne's name or logo. AGCS may not use any of Paradyne's Indicia or variations thereof to identify AGCS or AGCS' products or services, and AGCS may not use any of Paradyne's Indicia in a manner that is likely to confuse the public concerning the relationship of the parties. AGCS' use of Indicia shall inure to the benefit of Paradyne and shall not invest in AGCS any rights in or to the Indicia. All uses of Indicia by AGCS shall be subject to pre-publication or pre-use review and written approval by Paradyne. If, in Paradyne's judgment, any use of Indicia by AGCS is deemed detrimental to the Indicia or Paradyne's reputation, or is deemed otherwise undesirable, Paradyne may withdraw such permission without liability as a result thereof.

TRADEMARKS AND OTHER INDICIA - AGCS

During the Term of this Agreement, AGCS authorizes Paradyne to display and use the trademarks "AGCS" and "ATTUM(r)" and "SuperLine(tm)", in connection with Paradyne sales, advertisement, service and promotion of Product(s). Paradyne will indicate in all publicity and printed material relating to the Product(s) that such trademarks are the property of AGCS. No rights are granted to Paradyne to use trademarks and trade names of third parties used concerning Product(s).

Paradyne shall not change or remove any trademark, trade name, logo, copyright notice, model or serial number, or other such designation affixed to any Product(s) without the prior written consent of AGCS.

Paradyne shall not, at any time, use or register, any such AGCS designation, as a business, corporate or trade name nor shall it use, display or register any trademark, trade name, business or corporate name which is in whole or in part similar to or confusing with any such designation.

Nothing contained in this Agreement shall grant Paradyne interest in any trademark, name, logo or other trade designation of AGCS, and Paradyne agrees that it will not at any time during or after this Agreement assert or claim any interest in, or do anything which may adversely affect the validity or enforceability of, any trademark, trade name, or logo belonging or licensed to AGCS or the rights of AGCS thereon. On termination of this Agreement, and after a reasonable phase out period, Paradyne shall forthwith cease all display, advertising, and use of all such names, marks, logos and designations and shall not thereafter use, advertise or display any name, mark or logo which is, or any part of which is, similar to or confusing with any such designation associated with any Product(s).

                                   Appendix F

                         Support and Maintenance Terms

Warranty Policy - AGCS

Hardware Warranty

AGCS warrants that the goods sold hereunder will be free from defects in material and workmanship; that such goods will be fit for the ordinary purposes for which such goods are used; and that goods title thereto is conveyed to Paradyne. The warranty period for Hardware Defects shall be two (2) years from date of shipment. Other then as expressed herein Paradyne shall not make any warranties on behalf of AGCS.

This Warranty does not extend to substitute equipment and components specified by Paradyne, to products not of AGCS' manufacture which are peripheral to or not integrated into AGCS' manufactured assemblies, including, without limitation, power equipment, test equipment, traffic data collection equipment and protective equipment; to equipment normally consumed in operation or which has a normal life shorter than twelve (12) months; or to purchased products not sold by AGCS. As to such products, AGCS conveys to Paradyne the Warranty, if any, of AGCS' supplier. This Warranty does not extend to damage to goods resulting from extraneous causes not attributable to AGCS, including, without limitation, damage caused in whole or in part by improper storage, installation, operation or maintenance; misuse, neglect or abuse; or unauthorized alteration or repair.

THE FOREGOING IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY OF MERCHANTABILITY.

Software Warranty

AGCS warrants that each Software release will perform substantially in accordance with the User's Guide or documentation provided with the product for a period of ninety (90) days after in-service.

This Warranty shall be voided, both as to the Licensed Software and as to any goods used in connection therewith if any Licensed Software is modified or otherwise changed other than by or at the direction of AGCS.

The failure to insert or permit AGCS to insert any Release (Modification Release or Point Release or similar instruction provided for the purpose of correcting deficiencies) into the Licensed Software shall void the Warranty, both as to the Licensed Software and as to any goods used in connection therewith.

ANY UNAUTHORIZED USE OF THE LICENSED SOFTWARE TO IMPLEMENT ANY OPTIONAL FEATURES WHICH HAVE NOT BEEN PURCHASED SHALL

IMMEDIATELY VOID THIS WARRANTY FOR THAT SITE BOTH AS TO THE LICENSED SOFTWARE AND AS ANY GOODS USED IN CONNECTION THEREWITH, AND TERMINATE ANY OBLIGATION OF AGCS TO FURTHER SUPPORT THE LICENSED SOFTWARE FOR THAT SITE.

In Warranty Support

Unlimited, toll-free telephone assistance is provided with AGCS' standard warranty service, including:

     - Seven days a week, twenty-four hours a day (7x24) technical phone support available through the AGCS Customer Support Center (CSC).

     -  Telephone response within two (2) hours of reporting a problem.

     -  Telephone assistance in the diagnosis and resolution of system problem.

     - Routine telephone assistance in the support of the initial installation, daily operation or implementation of system upgrades.

If Paradyne requires warranty service, it should call 1-888-888-AGCS and provide sufficient, relevant information to enable the CSC to understand, analyze and resolve the problem.

- Hardware Support - In case of a defect, AGCS will issue a Customer Return Authorization (CRA). Based on criticality of need as determined by CSC, CSC will either; (i) ground ship a replacement unit within two (2) business days; or (ii) repair and ship the original product within ten (10) business days of its receipt. For both repairs and replacements, Paradyne shall ship the warranted Product to AGCS' designated location in its original or equivalent packaging with the applicable CRA number, prepay shipping charges and bear the risk of loss or damage during shipment. AGCS will pay freight costs to return repaired equipment to Paradyne's or a designated U.S. location. If CSC provided a replacement unit, the hardware unit returned for repair will remain the property of AGCS.

- Software Support - For Critical Defects, AGCS will provide ongoing support until mitigated or resolved. AGCS will provide resolutions to Major Defects within a reasonable time after they have been reported to, confirmed and agreed to by AGCS. Resolutions for Minor Defects, that have been reported to, confirmed and agreed to by AGCS, may be included in subsequent software modification releases, point releases and feature releases, as AGCS deems appropriate.

AGCS REPAIRS NOT COVERED UNDER WARRANTY

Paradyne will be charged for second level support for out of warranty Products. Second level support will be at no charge for in warranty Products.

AGCS agrees to provide repair services on Products purchased for which the warranty period has lapsed. Repair charges for hardware will be at 30% of discounted price of equipment in effect at the time of repair.

Paradyne shall be responsible for all costs associated with returning Product for repair to AGCS' facility in Genoa. AGCS will pay freight costs to return repaired Product to specified location within the continental United States.

If Product returned for repair is determined to be irreparable, AGCS shall promptly notify Paradyne. AGCS shall, at Paradyne's option, sell to Paradyne a replacement Product, if available, at the then current discounted price or return the Product in it's irreparable state.

Price for Additional AGCS Services
Product Support

AGCS offers support services in three (3) areas of expertise: Sales and Marketing, System Integration Engineering and Customer (technical) Support. The pricing for these services is denoted below:

          Support Service Type                    Price/Hour (US$)*
          --------------------                    -----------------
          Sales and Marketing                     [***]
          System Integration Engineering          [***]
          Customer Support                        [***]

-------------------
* Prices do not include AGCS travel and expenses which shall also be the responsibility of Paradyne should travel be required.

Product Training

Other than the training defined in Section 20(a), AGCS provides both Installation and Technical training for all their Products in English. The duration of the class varies depending on content. This training is available at AGCS' Phoenix, Arizona facility. Airfare for the training in Phoenix and the related travel cost incurred will be the responsibility of the Paradyne.

          Number of Students                      Price/Student/Dav (US$)
          ------------------                      -----------------------
             One to Four                          [***]
             Five to Six                          [***]
             Seven to Eight                       [***]

AGCS will also provide training at a mutually agreed to location within the United States, for a flat fee of [***] per week. Paradyne shall also be responsible for AGCS' instructor airfare and reasonable travel expenses during the duration of the course. Maximum class size for any training course shall be eight (8) people.

-------
*** Confidential Treatment Requested

Note: AGCS reserves the right to adjust the pricing defined in this Appendix annually. Prices shown are as of January 1, 1998. Discounts do not apply to Services pricing.

WARRANTY Policy - Paradyne


A.  Hardware WARRANTY

Paradyne shall provide a return to factory warranty for two (2) years from the later of (1) shipping from Paradyne or (2) shipment from AGCS' distributors, but in no event later than one year from shipment from Paradyne, and provided that AGCS provides a Point of Sales Report for that Product which AGCS directly ships to their Distributors and/or their end users identifying (1) the Product by serial number, (2) the customer to which the Product is shipped, and (3) the date of shipment. Paradyne warrants to AGCS that the products will, during the warranty period and under proper and normal use, be free from defects in material or workmanship and will conform to the specifications contained in the MVP Endpoint data sheets.

If any failure to conform to the WARRANTY appears in any Product(s), which are in possession of AGCS or its identified distributors, or any end users, Paradyne will, at its sole option, either (i) repair or replace the Product(s), or thereafter (ii) will refund or credit AGCS' purchase price of the defective Product(s), provided that Paradyne is provided written notification of the purported failure to conform to this WARRANTY within the applicable Products(s) warranty period and Paradyne determines that the Product(s) fails to conform to its specification as defined in the applicable datasheets.

AGCS shall follow Paradyne's then current instructions in the Return Policy section, regarding return of readily returnable Product(s). No such Product(s) will be accepted for repair, replacement, refund or credit absent such instructions being followed. In the case of any such return, AGCS shall assume risk of loss and damage during shipment to Paradyne and shall pay all transportation charges. Repaired or replacement Product(s) shall be shipped to a designated destination within the contiguous forty-eight United States or the District of Columbia by Paradyne at its expense and risk of loss and damage. AGCS shall be responsible for any requested premium transportation of repair or replacement part(s) or Product(s). If Paradyne determines that the Product(s) do not fail to conform to the specification, AGCS shall pay Paradyne all costs of handling, inspection, repairs and transportation at Paradyne's then prevailing rates.

Paradyne shall not be responsible under this WARRANTY for deinstallation or reinstallation or for related expenses arising out or the alteration of AGCS or a third party's premise or building, or removal, replacement or relocation of other items not purchased hereunder.

Repaired and replaced part(s) provided under the above WARRANTY are warranted as set forth above, but for only sixty (60) days from the date of repair or replacement or for the remainder of the Product WARRANTY period, whichever is greater, and such parts may be new, remanufactured or refurbished, at the sole discretion of Paradyne.

The foregoing WARRANTY does not extend to Licensed Materials; to expendable items; to experimental or developmental Product(s); or to Product(s) which have been altered by anyone other than Paradyne or Paradyne's authorized service provider; have been used in material violation of Paradyne's instructions; or have had their serial numbers or month and year of manufacture of shipment removed, defaced or altered. AGCS shall not make any warranties on behalf of Paradyne.

THE FOREGOING WARRANTY IS IN LIEU OF ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AGCS'S SOLE AND EXCLUSIVE REMEDY SHALL BE PARADYNE'S OBLIGATION TO REPAIR, REPLACE, CREDIT OR REFUND AS SET FORTH ABOVE.

B.  LICENSED MATERIAL (SOFTWARE) WARRANTY

Paradyne warrants to AGCS that, upon shipment, Licensed Materials will be free from defects which result in a material failure of the applicable Product(s) to execute instructions. If under normal and proper licensed use, the Licensed Materials prove to have such a defect (1) within the later of ninety (90) days from the date of shipment thereof to AGCS, or shipment from AGCS' distributors; or (2) within ninety (90) days after installation completion, Paradyne at its sole option, will either correct or replace the same without charge at its facility or provide a full refund or credit. No Licensed Materials will be accepted for correction or replacement except upon the written authorization and in accordance with instructions of Paradyne as defined in the Return Policy section. Any transportation expenses and risk of loss associated with returning such Licensed Materials to Paradyne shall be borne by AGCS. At Paradyne's sole option, correction may be incorporated into a new release of the Licensed Materials which will be made available to AGCS at no charge. Such corrections may be performed by Paradyne at AGCS' facility.

In the event that Paradyne determines after investigation that the Licensed Materials are not defective, AGCS shall pay all costs of handling, inspection, testing and transportation, including travel and living costs incurred by Paradyne's personnel.

Paradyne makes no warranty with respect to defective conditions or non-conformities caused by any of the following acts: misuse, neglect, accident or abuse by anyone other than Paradyne or its subcontractors; improper actions (i.e. wiring, repairing, alteration, installation, storage or maintenance) by anyone other than Paradyne or its subcontractors; use in a manner not in accordance with specifications, operating instructions or license-to-use; failure of AGCS, its distributors, or end-users to apply previously applicable Paradyne modifications and corrections. In addition, Paradyne makes no warranty with respect to Software defects other than those which materially affect performance in accordance with Paradyne's specification and defects related to the Direct VAR's data base errors.

WARRANTY EXCLUSIONS AND LIMITATION OF LIABILITY: THE FOREGOING WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES IN CONNECTION WITH THE LICENSED MATERIALS COVERED BY THIS ARTICLE INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AGCS' SOLE AND EXCLUSIVE REMEDY SHALL BE

PARADYNE'S OBLIGATION TO CORRECT, REPLACE, CREDIT OR REFUND, AS SET FORTH ABOVE.

C.  Repair Procedure

Paradyne shall provide or arrange for in-warranty or out-of-warranty repair services in accordance with the Return Policy. For all in-warranty or out-of-warranty repairs AGCS shall pay transportation charges to Paradyne. Paradyne shall pay transportation charges back to AGCS, its distributors, or its end-users. AGCS shall be responsible for all customs, duties, brokerage fees, and taxes.

Upon attaining a cumulative quantity of [***] units in purchases under this Agreement or upon a firm commitment for such quantity, Paradyne will provide to AGCS a mutually agreed to amount of consignment Product within thirty (30) days of an agreement as to quantity which in no event shall exceed [***] percent
([ ]%) of the quantity purchased to date. AGCS will use this consignment for the sole purpose of meeting its end user's demand for immediate replacement of failed in Warranty MVP Endpoints. AGCS will provide a consignment report monthly detailing the usage of the consignment stock. Additionally, AGCS will return all defective MVP Endpoints, at its expense. If consignment MVP Endpoints are used to satisfy out of warranty repair then AGCS will pay Paradyne the applicable discounted price for the MVP Endpoint.

D.  Return Policy

Warranty Verification

Paradyne product warranty's are verified upon the receipt of your call. If a warranty has not been registered the support personnel may request proof of purchase and will use the date of shipment shown on the bill or invoice. If the warranty has not been registered and proof of purchase cannot be provided we will access the Paradyne equipment base and date the warranty from the time the unit was shipped to AGCS or its distributor.

Services Available

In Warranty and Out of Warranty Repair Service
Standard Warranty repair service has a fifteen day turn around time. For rush repairs we provide same day expedite service. Customers must return equipment overnight, first business day and the repair center will repair and ship overnight on the day of receipt. The fee for this service is [***] in addition to the repair fees, if any. Some defects may preclude this service being available. In the event this were to occur you would be contacted with an explanation on the same day and other available options would be explored to meet your needs. Forty eight hour service is available for an additional [***]. Expedited shipping is available in the event a repair has been completed and you find you cannot wait for standard carrier service. This fee is [***]. All repairs are quoted at a flat rate which includes standard freight services within the USA. Customs brokerage, duties, export fees, etc. are the responsibility of the customer. Evaluation

--------------------
*** Confidential Treatment Requested
without repair, cosmetic repairs, test only and update for operational equipment are available by special quote. Quotes and RMA's are provided on the same day if the request is made during business hours, 8 a.m. to 5 p.m., EST. Messages or faxed requests during off hours will be answered promptly the next business day.

Obtaining Service

In Warranty and Out of Warranty
To obtain service:
Please have the following information available before you call:
     -  Company Name and address
     -  Contact name and telephone number
     -  Ship to, bill to, and attention to
     -  Model number and serial number of the unit
     -  Description of the problem you are experiencing

1. Call the number from the list below, Monday through Friday, between the hours of 8 a.m. and 5 p.m. EST, excluding holidays, or fax the required information to:
     1-800-772-7691 (Phone, USA and Canada only)
     1-813-530-8099 (International)
     1-813-530-8690 (Fax)
Telephone or fax messages are accepted 24 hours a day.

2. The Repair Center personnel will provide you with a Return Material Authorization (RMA) number and a repair cost if applicable. If the unit is submitted as a warranty repair but it is determined that the defect is not covered a repair center representative will contact you with a flat rate repair cost. Work on out of warranty units/defects will not commence until your purchase order has been received.

3. Pack the unit securely, put the RMA Number# in a visible location on the outside of the package.

4.  Ship the package insured and prepaid to:
Paradyne
Attn.: Repair Center Dock A
8545 126th Avenue North
Largo, Florida 33773

5. Our repair center will update if applicable, repair and return the unit to you.

E.  TRAINING

Other then the training defined in Section 20(a), Paradyne provides the following MVP Endpoint Product training classes, at a standard rate of $____ per student, per day, with all classes being held in Largo, FL. --

AGCS will be responsible for all travel and lodging expenses associated with these training classes.

Training Course                                    Duration
---------------                                    --------
SALES                                                2 DAYS

OPERATIONS                                         2-3 DAYS

INSTALLATION & MAINTENANCE                         2-3 DAYS

Note: Paradyne reserves the right to adjust the pricing defined in this Appendix annually. Prices shown are as of January 1, 1998. Discounts do not apply to Services Pricing.

                                   Appendix G

                                Escrow Agreement


                                ESCROW AGREEMENT


This Source Material Escrow Agreement ("Escrow Agreement") dated this ____ day of June __, 1998, is entered into among AG Communication Systems Corporation, a Delaware corporation, having its principal place of business at 2500 West Utopia Road, Phoenix, Arizona 85027 ("AGCS"), Paradyne Corporation, a Delaware corporation, having its principal place of business at 8545 126th Avenue North, Largo, Florida 33773 ("Company"), and _______________a _______________
corporation, with offices at ____________________ ("Escrow Agent").

                                   WITNESSETH

WHEREAS, Company and AGCS are parties to a Joint Development Agreement dated _______________ ("Agreement") pursuant to which AGCS has agreed to become a distributor of Company's End Points product (the "Product") which incorporates Company's MVP technology; and

WHEREAS, the Agreement provides, among other things, that Company shall place the source code and related documentation for the Product in escrow, all as more fully set forth in the Agreement; and

WHEREAS, Escrow Agent has agreed to serve as Escrow Agent for the Product source code and documentation pursuant to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other valuable consideration, the adequacy and receipt of which are hereby acknowledged, Company, AGCS and Escrow Agent hereby agree as follows.

1.   Deposits

(a) Within thirty (30) days after delivery to AGCS of the first commercial unit of the Product as provided for by the Agreement, Company shall deposit with Escrow Agent, the source material described on Schedule A (the "Source Material"), attached hereto and made a part hereof, which Schedule lists software tapes and other materials and documentation related thereto that would be reasonably necessary for the manufacture and maintenance of the Product required to be placed into escrow.

(b) All additions to the Source Material listed on Schedules A, together with revisions thereto, shall be deposited into escrow as provided in Section 2 below. The Escrow Agent will issue to Company a receipt for each delivery of Source Material.

(c) The Source Material held by the Escrow Agent shall remain the exclusive property of Company. The Escrow Agent shall not use the Source Material or disclose the same to any third party except as specifically provided for herein and nothing in this Escrow Agreement shall be construed as a conveyance by Company of all or any of its rights, title or interest in the Source Material to the Escrow Agent, except as specifically provided herein.

(d) The Escrow Agent will hold the Source Material in safekeeping pursuant to the terms and conditions set forth herein, and act as custodian thereof, at its offices hereinabove indicated, unless and until the Escrow Agent receives notice pursuant to the terms of this Escrow Agreement that the Escrow Agent is to deliver the Source Material to AGCS or Company, in which case the Escrow Agent shall deliver the Source Material to the party identified therein, subject, however, to the provisions of this Escrow Agreement. The Source Material shall be retained by Escrow Agent on its premises at all times, under the express control of an officer designated by it, whose identity shall be made known to AGCS and Company promptly upon designation.

2.   Representation of Company to AGCS

(a)  Company states that:

     (i) The Source Material delivered to Escrow Agent constitutes the most recent Source Material for the Product; and

     (ii) The Source Material delivered to the Escrow Agent will be reviewed, inspected and supplemented with all revisions, corrections, enhancements or other changes, as necessary, but at least annually, at AGCS' request, to ensure its current status for each release thereof made after the date of this Escrow Agreement. AGCS shall provide Escrow Agent and Company with at least ten (10) business days' notice of the date and time of the inspection, which shall be during normal business hours. Escrow Agent shall make the Source Material available to Company and AGCS for such inspection.

     (iii) Each party shall be responsible for its own costs associated with any inspection of the Escrow Material.

3.   Release from Escrow

3.1  Delivery by Escrow Agent to AGCS.

Escrow Agent agrees that the Source Material shall be held by it for release and delivery to AGCS, under the terms and conditions hereinafter set forth, but only in the event that:

(a) Company notifies Escrow Agent in writing to effect delivery to AGCS at a specific address or

(b)  Escrow Agent has received from AGCS:

     (i) written notification that Company is unable to supply Product to AGCS as required by the Agreement, or to maintain the Product as required by the Agreement ("Company Default");

     (ii) evidence satisfactory to Escrow Agent that AGCS has previously notified Company of such Company Default in writing;

     (iii) a written demand, signed by an elected officer of AGCS, that the Source Material be released and delivered to AGCS;

     (iv) a written undertaking from the AGCS, signed by an elected officer of AGCS, that the copy of the Source Material being supplied to AGCS will be used only as permitted under the terms of the License Agreement;

     (v)    specific instructions from AGCS for this delivery, and

(c) In the event that the provisions of paragraph 3.1(b) are met, Escrow Agent shall, within five (5) days of receipt of all of the items specified in paragraph 3.1(b), send by certified mail a copy of all such documents received by it to Company. Company shall have thirty (30) days from the date Escrow Agent shall have sent the documents to Company to send to Escrow Agent a copy of a temporary or final injunction or temporary restraining order issued by the court granting such relief prohibiting the transfer of the Source Material to AGCS. In such a case, the Escrow Agent will retain the Source Material in its possession. In the event the injunctions or restraining orders obtained by Company are vacated or released and AGCS again requests the release of the Escrow Material, AGCS and Company will repeat the procedures set forth in paragraphs 3.1(b) and 3.1(c) hereof.

(d) If, within thirty (30) days after mailing the items specified in paragraph 3.1(b) to Company, Escrow Agent has not received from Company a copy of the injunctions or restraining order referred to in paragraph 3.1(c) above, then Escrow Agent shall release the Source Material to AGCS in accordance with the instructions specified in paragraph 3.1(b)(v).

3.2  Delivery By Escrow Agent to Company

Escrow Agent shall release and deliver the Source Material to Company upon the occurrence of any of the following:

(a)  Mutual Termination.

     The presentation to Escrow Agent of a written notice of termination, executed by authorized representatives of Company and AGCS, stating that this Escrow Agreement has been terminated by the mutual agreement of Company and AGCS and directing Escrow Agent to release and deliver the Source Material to Company by a specified method within ten (10) days of a specified date, or

(b)  Non-Payment.

     Non-payment of any fees or charges invoiced by Escrow Agent to AGCS. Escrow Agent shall give notice of non-payment of any fee due and payable hereunder to both AGCS and Company and, in such event, AGCS shall have the right to pay the unpaid fee within ten (10) days from the date of receipt of notice from Escrow Agent. Upon timely payment of the unpaid fee by AGCS, this Agreement shall continue in force and effect. Should the fee not be paid by AGCS within the notice period, Escrow Agent shall promptly release the Source Material to Company upon payment of the unpaid fee to Escrow Agent.

4.   Use of Source Material

     Upon delivery of the Source Material to AGCS, AGCS agrees that its use (and modification, as required) of the Source Material shall be strictly limited to the manufacture, sale and/or license and maintenance of the Product. AGCS shall not duplicate, sell or license the Source Material to others or market the Source Material in any manner.

5.   Duties and Limited Obligations of Escrow Agent

(a) Escrow Agent shall be under no obligation or responsibility to either Company or AGCS to determine the existence, relevance, completeness, accuracy or other aspects of the Source Material or any portions thereof deposited from time to time by Company. Escrow Agent shall have no obligation or responsibility to determine whether what is deposited or accepted by it for deposit is or is not Source Material as defined herein. Furthermore, this Escrow Agreement shall constitute notice to any third person or entity who may acquire a right of access to the Source Material that Escrow Agent's duty is limited as set forth herein and that Escrow Agent is not liable to any such third person or entity. Company and AGCS further agree that Escrow Agent shall not be liable for any forgeries or impersonations concerning any documents of record or other documents it is handling in its capacity as Escrow Agent.

(b) Escrow Agent agrees to prevent any unauthorized person or persons from gaining access to the Source Material, except as specifically provided by this Escrow Agreement.

(c) Escrow Agent agrees not to use the Source Material for any purpose except as provided hereunder.

(d) Company and AGCS further agree that if they disagree on any matter connected with this Escrow Agreement, Escrow Agent will not be required to settle the matter. If Escrow Agent is made a party to legal proceedings, Escrow Agent will be entitled to such reasonable compensation for services, costs and attorneys' fees as may be awarded, which compensation shall be paid by the non-prevailing party.

6.   Limitation of Liability

(a) Escrow Agent agrees to exercise care in protecting the Source Material in the same manner that it would exercise care in protecting its own trade secrets and materials of this nature. Except for actual frauds gross negligence or intentional misconduct, Escrow Agent shall not be liable to Company or to any party claiming beneficiary status under this Agreement for an act, or failure to act, by Escrow Agent in connection with this Agreement. In the event Escrow Agent commits said fraud, gross negligence or misconduct, Escrow Agent shall be liable for direct and actual provable damages that result from Escrow Agent's violation of the terms of this Agreement, but Escrow Agent shall not be liable for special, indirect, incidental or consequential damages. Notwithstanding anything contained in this Section to the contrary, in the event Escrow Agent discloses the Source Material to any party other than Company or AGCS in violation of the terms of this Agreement, Escrow Agent shall be liable, without limitation, for any and all damages related thereto or resulting therefrom, including actual, special, indirect, incidental or consequential damages.

(b) The Escrow Agent shall not be liable for any damages due to causes beyond its reasonable control, including but not limited to, acts of God.

(c) EXCEPT AS SET FORTH HEREIN, AND EXCEPT FOR ACTS WHICH ARE THE RESULT OF ITS NEGLIGENCE OR MALFEASANCE, THE ESCROW AGENT DISCLAIMS ALL WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

(d) Nothing herein contained shall limit Escrow Agent's liability, if any, to AGCS or Company for damages directly resulting from Escrow Agent's failure to perform its duties as set forth in this Escrow Agreement.

7.   Indemnification

     Company and AGCS agree to indemnify Escrow Agent for and hold it harmless against, any loss, cost or expense incurred or suffered in connection with, as a result of, service as Escrow Agent under this Escrow Agreement, except for any costs or expenses suffered as a result of Escrow Agent's misconduct or negligence.

     UNLESS SPECIFICALLY SET FORTH HEREIN, IN NO EVENT SHALL EITHER AGCS OR COMPANY, WHETHER AS A RESULT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, HAVE ANY LIABILITY TO THE ESCROW AGENT OR ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

8.   Confidentiality

     Escrow Agent and its employees agree to hold confidential the Source Material and to exercise the same degree of care that a reasonable and careful company would exercise with similar records of its own.

9.   Payment to Escrow Agent

     As payment for its services hereunder, the Escrow Agent shall receive annual charges as set forth in Escrow Agent's Escrow Storage Price List. The first such annual charges will be paid by AGCS within ten (10) days of the execution of this Escrow Agreement by all parties hereto. Each year thereafter, AGCS will pay the appropriate charges on or before the anniversary of the effective date of this Escrow Agreement. The annual fee may be adjusted by the Escrow Agent on an annual basis by the lesser of ten (10%) percent or the change in the Producers Price Index over the preceding twelve (12) months. The Escrow Agent shall notify AGCS of any such adjustment to the annual fee at least thirty (30) days prior to the annual fee due date.

10.  Termination

     Unless the delivery of the Source Material to AGCS is disputed by Company, this Escrow Agreement shall terminate: (i) on the delivery of the Source Material to Company; or (ii) one year from the delivery of the Source Material to AGCS. This Escrow Agreement may also be terminated by Escrow Agent, Company or AGCS upon sixty (60) days advance written notice provided that within fifteen (15) days after delivery of the above-referenced sixty
     (60) day notice, a successor escrow agent, (agreed to by AGCS and Company), has been appointed, and a procedure for the orderly transfer of the Source Material from the Escrow Agent to the successor escrow agent, has been formalized and agreed to by all parties.

11.  Survival of Provisions

     The parties agree that where the context of any provision indicates an intent that it shall survive the completion, expiration, termination or cancellation of this Escrow Agreement, then it shall so survive.

12.  Notices

All notice and other communications hereunder or in connection herewith shall be deemed to have been given if delivered personally or sent by registered or certified mail in writing, return receipt requested and first class postage prepaid;

(a)     If to AGCS:            General Counsel
                               AG Communication Systems Corporation
                               2500 West Utopia Road
                               Phoenix, Arizona 85027

(b)     If to Company:         General Counsel
                               Paradyne Corporation
                               8545 126th Avenue North
                               Largo, Florida 33773

(c)     If to Escrow Agent:

13.  Waiver, Amendment or Modification, Severability

     This Escrow Agreement shall not be waived, amended or modified except by the written agreement of all of the parties affected by such waiver, amendment or modification. Any invalidity, in whole or in part, of any provision of this Escrow Agreement shall not affect the validity of any other of its provisions, provided that the invalidity of any such provision does not affect the intention of the parties with respect to the escrow established hereunder.

14.  Applicable Law and Dispute Resolution

     This Escrow Agreement including any dispute which may be brought as a result hereof, shall be construed and enforced in accordance with the laws of the State of New York. The dispute resolution and/or arbitration provisions of the Agreement are not applicable to this Escrow Agreement.

15.  Subject Headings

     The subject headings of this Escrow Agreement have been placed thereon for the convenience of the parties and shall not be considered in any question, interpretation or construction of this Escrow Agreement.

16.  Disputes and Interpleader

(a) In the event of any dispute between Company and AGCS or any third party claiming beneficiary status under this Agreement, Escrow Agent may submit this matter to any court of competent jurisdiction in an interpleader or similar action. Any and all costs incurred by Escrow Agent in connection therewith shall be borne by the third party seeking a copy of the Source Material. Without limiting the generality of the foregoing, if Escrow Agent shall be uncertain as to its duties or rights hereunder, shall receive any notice, advice, schedule, report, certificate, direction or other document from any person or entity with respect to the Source Material, that, in the opinion of the management of Escrow Agent is in conflict with any of the provisions of this Agreement, or shall be advised that a dispute has arisen with respect to the ownership or right of possession of the Source Material or any part thereof, Escrow Agent shall be entitled, without liability to anyone, to refrain from taking any action other than to exercise best efforts to keep safely the Source Material until Escrow Agent shall be directed otherwise in writing by an order, decree, or judgment of a court of competent jurisdiction that is then finally affirmed on appeal or that by the lapse of time or otherwise is no longer subject to appeal, but Escrow Agent shall be under no duty to institute or defend any such proceeding.

17.  Entire Agreement

     This Escrow Agreement and referenced Schedules constitute the entire agreement and understanding of the parties with respect to the escrowed materials, and herein have merged all prior and collateral representations, promises or conditions, whether oral or written.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed and delivered by the proper and duly authorized officers of each party as of the day and year first above written.

PARADYNE CORPORATION                     AG COMMUNICATION CORPORATION
SYSTEMS


By                                       By
      --------------------                     --------------------

Name                                     Name
      --------------------                     --------------------

Title                                    Title
      --------------------                     --------------------




ESCROW AGENT


By
      --------------------

Name
      --------------------

Title
      --------------------